Exhibit 10.6

Approved Dec. 7, 2007

THE AES CORPORATION

2001 PLAN FOR OUTSIDE DIRECTORS

(As Amended & Restated)

ARTICLE 1

PURPOSE

The AES Corporation desires to encourage and promote the growth and prosperity of the Company by helping to attract, retain and reward outside directors of the Company with equitable and competitive compensation opportunities and by allowing outside directors of the Company to share in the stock ownership of the Company pursuant to The AES Corporation 2001 Plan for Outside Directors.

The Plan is amended and restated as set forth herein to comply with Section 409A and to incorporate the First Amendment to The AES Corporation 2001 Plan for Outside Directors.

Notwithstanding anything to the contrary contained herein and with respect to Options that were earned and vested under this Plan prior to January 1, 2005 (as determined under Section 409A, “Grandfather Options”), such Grandfathered Options are intended to be exempt from Section 409A and shall be administered and interpreted in a manner intended to ensure that any such Grandfathered Option remains exempt from Section 409A. No amendments or other modifications shall be made to such Grandfathered Options except as specifically set forth in a separate writing thereto, and no amendment or modification to the Plan shall be interpreted or construed in a manner that would cause a material modification (within the meaning of Section 409A, including Treas. Reg. § 1.409A-6(a)(4)) to any such Grandfathered Options.

ARTICLE 2

DEFINITIONS

Section 2.01. Definitions. Whenever used in this Plan, the words and phrases set forth below shall have the following meanings:

(a) “Affiliates” shall mean, with respect to any entity, those entities directly or indirectly controlling, controlled by, or under common control with the Company; provided that no securityholder of the Company shall be deemed an “Affiliate” of any other securityholder of the Company solely by reason of any investment in the Company; and provided further that “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), when used with respect to any entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

(b) “Alternative Options” shall have the meaning set forth in Section 5.01(c).

(c) “Annual Option” shall have the meaning set forth in Section 5.01(a)(ii)

(d) “Annual Retainer Fees” shall mean all or such portion of the annual retainer fees or other compensation payable to an Outside Director in his capacity as such for service on the Board of Directors as determined by the Board of Directions.

(e) “Board of Directors” shall mean the Board of Directors of the Company.

(f) “Change of Control” shall mean the first to occur of:

(i) an individual, corporation, partnership, group, associate or other entity or “person”, as such term is defined in Section 14(d) of the Exchange Act of 1934, other than the Company or any employee benefit plan(s) sponsored by the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors;

(ii) individuals who constitute the Board of Directors on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof; provided that any Approved Director (as hereinafter defined) shall be, for purposes of this subsection (ii), considered as though such person were a member of the Incumbent Board. An “Approved Director”, for purposes of this subsection (ii), shall mean any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee of the Company for director), but shall not include any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board of Directors; or

(iii) the approval by the stockholders of the Company of a plan or agreement providing for a merger or consolidation of the Company other than with a wholly-owned subsidiary and other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or for a sale, exchange or other disposition of all or substantially all of the assets of the Company. If any of the events enumerated in this subsection (iii) occurs, the Board of Directors shall determine the effective date of the Change of Control resulting therefrom for purposes of this Plan.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(h) “Company” shall mean The AES Corporation, a Delaware corporation, or its successor.

(i) “Lead Option” shall have the meaning set forth in Section 5.01(a)(iii).

(j) “Effective Date” shall mean January l, 2001, subject to its approval by the stockholders of the Company.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Initial Option” shall have the meaning set forth in Section 5.01(a)(i).

(m) “NYSE” shall mean the New York Stock Exchange, Inc.

(n) “Option” shall mean the right to purchase stock granted to an Outside Director under this Plan, and may be an Initial Option, an Annual Option, a Lead Option or an Alternate Option, as the context may require.

(o) “Optionee” shall mean any person who has the right to purchase stock pursuant to an Option granted under this Plan.

(p) “Option Valuation Methodology” shall mean the method specified by the Board of Directors from time to time for determining the number of shares of Stock to be subject to an Option and, if applicable, the exercise price thereof. The Option Valuation Methodology may be the Black-Scholes option valuation methodology or such other methodology as may be deemed reasonable by the Board of Directors.

(q) “Outside Director” shall mean any director of the Company who is not an employee of the Company or any of its Affiliates.

(r) “Plan” shall mean The AES Corporation 2001 Plan for Outside Directors.

(s) “Plan Year” shall mean, with respect to an Outside Director, the period commencing at the time of election of directors at an annual meeting of stockholders of the Company (or the election of a class of directors if the Company then has a classified board), or such Outside Director’s initial election or appointment to the Board of Directors if not at such an annual meeting of stockholders, and continuing until the close of business of the day preceding the next annual meeting of stockholders of the Company, unless otherwise determined by the Board of Directors.

(t) “Quoted Market Price” shall mean the closing price of the Stock on the date of grant of an Option on the NYSE or on any national securities exchange on which the Stock at the time of grant may be listed; provided that if the Stock ceases to be so quoted or listed, the term “Quoted Market Price” shall be the fair market value as of the date of grant of the Option as determined in good faith by the Board of Directors.

(u) “Section 409A” shall mean Section 409A of the Code, the regulations and other binding guidance promulgated thereunder.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended.

(w) “Stock” shall mean the Common Stock of the Company, par value $.01 per share.

(x) “Stock Option Administrator” shall mean one or more persons, who may be employees of the Company and/or Optionees, who is or are selected by the Company from time to time to be responsible for the day-to-day operations of this Plan.

Section 2.02. Word Usage. Wherever used in this Plan, any word denoting the masculine shall include the feminine, and any word denoting the plural shall include the singular and vice versa unless the context indicates otherwise. As used in this Plan, the words “herein,” “hereafter,” or “hereunder,” or any other compound of the words “here” shall refer to this Plan in its entirety and not to any subpart, unless the context indicates otherwise. Any reference in this Plan to a statute or a provision of a statute shall include any successor statute or provision thereto and any regulations promulgated thereunder.

ARTICLE 3

THE BOARD OF DIRECTORS

Section 3.01. The Board of Directors. This Plan shall be administered by the Board of Directors. The Board of Directors, subject to the provisions of this Plan and subject to such restrictions as the Board of Directors may make from time to time, shall have authority to modify, prescribe, amend and rescind rules and regulations relating to this Plan, to construe all Plan provisions and to determine any and all questions arising under this Plan. The determination of the Board of Directors shall be binding and conclusive on all persons.

Section 3.02. Action by the Board of Directors. A majority of the members of the Board of Directors constitute a quorum for the transaction of business. Any determination or action of the Board of Directors may be made or taken by a majority of the members of the Board of Directors present (either in person or by telephone) at any meeting of the Board of Directors, or without a meeting by resolution or instrument in writing signed by a majority of the members of the Board of Directors.

ARTICLE 4

ELIGIBILITY

Section 4.01. Eligibility. All Outside Directors shall be eligible to receive an Option.

ARTICLE 5

OUTSIDE DIRECTOR AWARDS

Section 5.01. Outside Director Awards. Options shall be granted to Outside Directors in accordance with the policies established from time to time by the Board of Directors specifying the classes of directors (if the Company then has a classified board) to be granted such awards, the number of shares (if any) to be subject to each such award and the time(s) at which such awards shall be granted.

(a) Initial Policy with Respect to Options. The initial policy with respect to Options granted to Outside Directors under this Section 5.01(a) effective as of the Effective Date and continuing until modified or revoked by the Board of Directors from time to time, shall be as follows:

(i) As of the date of each person’s initial election or appointment as a member of the Board of Directors, such person, if he or she is an Outside Director, shall be granted an Option (an “Initial Option”) to purchase a number of whole shares of Stock, which Initial Option shall have a grant date value to be determined by the Board of Directors in its sole discretion. The number of shares subject to such Initial Option shall be determined in accordance with the Option Valuation Methodology.

(ii) As of the date of each annual meeting of stockholders at which a director is elected or reelected as a member of the Board of Directors (or at which members of another class of directors are elected or reelected, if the Company then has a classified board), such director, if he or she is an Outside Director, he or she shall be granted an Option (an “Annual Options”) to purchase a number of whole shares of Stock, which Annual Option shall have a grant date value equal to $40,000. The number of shares subject to such Annual Option shall be determined in accordance with the Option Valuation Methodology.

(iii) As of the date of any Outside Director’s initial election or appointment as lead Outside Director and/or non-executive Chairman of the Board of Directors, such person may be granted at the election of the Board of Directors, in its sole discretion, an Option (a “Lead Option”) to purchase up to 300,000 whole shares of Stock, which Lead Option shall have a grant date value to be determined by the Board of Directors in its sole discretion. The number of shares, if any, subject to such Lead Option shall be determined in accordance with the Option Valuation Methodology, provided, however, that such number of shares shall not exceed 300,000 per Lead Option.

(b) Terms of Options. Each Option shall be in writing and shall specify the number of shares of Stock which may be purchased pursuant to such Option and any conditions under which such Option has been granted. Each Option granted under Section 5.01 shall be subject to the following terms and conditions:

(i) Option Valuation Methodology; Exercise Price. The Board of Directors shall employ the Option Valuation Methodology to determine the number of shares of Stock which may be purchased pursuant to an Option. The exercise price per share of Stock which may be purchased pursuant to an Initial, Annual Option or Lead Option shall be equal to 100% of the Quoted Market Price on the date of grant of such Option.

(ii) Term. Each Option shall expire ten years after the date of grant of such Option, or such earlier date as such Option may no longer be exercised and cannot, by its terms, thereafter become exercisable.

(iii) Vesting and Exercisability. The Board of Directors may establish terms regarding the times at which Options shall become vested and exercisable. Unless otherwise determined by the Board of Directors:

(A) an Initial Option shall vest and become exercisable by an Optionee in five annual installments at the rate of 20% per year (rounded to the nearest whole number), on the anniversary date of such Director’s initial election or appointment to the Board of Directors.

(B) an Annual Option shall vest and become exercisable by an Optionee as to 100% of the number of shares subject to such Annual Option upon the completion of the Director’s one-year term to which such Annual Option relates.

(C) a Lead Option shall vest and become exercisable by an Optionee in four annual installments at the rate of 25% per year (rounded to the nearest whole number), on the anniversary date of such Director’s initial election or appointment as lead Outside Director and/or non-executive Chairman of the Board of Directors, as applicable.

(c) Options Granted in Lieu of Annual Incentive Compensation Grant Retainer Fees. Each Outside Director may elect to be granted an Option in lieu of receiving his Annual Incentive Compensation Grant Retainer Fees (“Alternative Option”). Any such election, to the extent authorized by the Board, shall be subject to the following terms and conditions:

(i) An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the Plan Year to which such election relates (or at such other date as may be specified by the Board of Directors to the extent consistent with Section 409A) and shall be irrevocable for such applicable Plan Year. An Outside Director who first becomes eligible to participate in the Plan may file an election (“Initial Election”) at any time prior to the 30-day period following the date on which the Outside Director initially becomes eligible to participate in the Plan. Any such Initial Election shall only apply to Compensation earned and payable for services rendered after the date on which the Election is delivered to the Company.

(ii) An election made by an Outside Director pursuant to this Section 5.01(c) shall be deemed continuing, and therefore applicable to Plan Years after the initial Plan Year covered by such election, until such election is modified or superseded by such Outside Director. Elections may be modified or revoked with respect to a subsequent Plan Year by filing a new election on or prior to the last date for filing an Election for the next Plan Year. The latest election filed with the Company shall be deemed to revoke all prior inconsistent elections that remain revocable at the time of filing of the latest election.

(d) Terms of Alternative Options. Each Alternative Option shall be in writing and shall specify the number of shares of Stock which may be purchased pursuant to such Alternative Option and any conditions under which such Alternative Option has been granted. Each Alternative Option granted shall be subject to the following terms and conditions:

(i) Option Valuation Methodology; Exercise Price. The Board of Directors shall employ the Option Valuation Methodology to determine the number of shares of Stock which may be purchased pursuant to an Alternative Option. Unless the Board of Directors shall determine otherwise, the exercise price per share of Stock which may be purchased pursuant to such Alternative Option shall be equal to 100% of the Quoted Market Price on the date of grant of such Alternative Option.

(ii) Term. Each Alternative Option shall expire ten years after the date of grant of such Alternative Option, or such earlier date as such Alternative Option may no longer be exercised and cannot, by its terms, thereafter become exercisable.

(iii) Vesting and Exercisability. The Board of Directors may establish terms regarding the times at which Alternative Options shall become vested and exercisable. Unless otherwise determined by the Board of Directors, an Alternative Option shall vest and become exercisable by an Optionee as to 100% of the number of shares subject to such Alternative Option upon the completion of such Director’s one year-term to which such Alternative Option relates.

(iv) The foregoing notwithstanding, upon a Change of Control, all Options shall become fully vested and exercisable upon a Change in Control. Unless otherwise determined by the Board of Directors, the portion of an Option that has not vested and become exercisable at the time of the termination of an Optionee’s service prior to a Change in Control shall be forfeited.

Section 5.02. Maximum Shares Authorized Under This Plan. The total number of shares of Stock for which Options can be granted pursuant to this Plan shall be 2,750,000 shares, subject to adjustment as provided in Article 7. The Company shall reserve, either from authorized but heretofore unissued Stock or from Stock reacquired by the Company and held in its treasury, the full number of shares of Stock necessary to satisfy all Options that may be granted under this Plan.

ARTICLE 6

EXERCISE OF OPTIONS

Section 6.01. Procedure for Exercising Options. (a) Any Option may be exercised at any time during the period commencing with the first date permitted under the relevant vesting schedule and ending with the expiration date of the Option. An Optionee may exercise his Option for all or part of the number of shares of Stock which he is eligible to exercise under the terms of the Option.

(b) The exercise of an Option shall be effective only upon delivery to the Stock Option Administrator of (i) written notice of such exercise in the form prescribed by the Board of Directors and (ii) payment of the full purchase price of shares of Stock in respect of which notice of exercise is given. The notice shall specify the number of shares to be exercised and shall be signed by the Optionee. The full purchase price of the shares of Stock as to which an Option is exercised shall be paid to the Company in full, or adequate provision for such payment made, at the time of exercise at the election of the Optionee in cash. Notwithstanding the foregoing, if shares of Stock are listed on the NYSE or on any national securities exchange, the requirement of the payment in cash will be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a broker that is satisfactory to the Company to sell a sufficient number of shares of Stock which are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the amount of the aggregate purchase price of such shares plus any amounts required to be withheld, and pursuant to which the broker undertakes to deliver to the Company such amount not later than the date on which the sale transaction will settle in the ordinary course of business.

Section 6.02. Issuance of Shares. Until such time as the issuance of shares of Stock in the name of the Optionee is registered on the stockholders ledger of the Company, the Optionee shall have no rights of a stockholder of the Company, including without limitation the right to vote any such shares or to receive any dividends which are attributable to such shares.

Section 6.03. Disability. Unless the Board of Directors shall determine otherwise, in the event an Optionee becomes “permanently and totally disabled” (as defined in Section 22(e)(3) of the Code) while in the continuous service of the Company, all Options held by such Optionee shall become fully vested and exercisable and shall expire on the earlier of (a) the date the Option would have expired had the Optionee continued in such service and (b) one (1) year after the date such service ceases because of such disability.

Section 6.04. Death. Unless the Board of Directors shall determine otherwise, in the event of the death of an Optionee while in the continuous service of the Company, all Options held by such Optionee shall become fully vested and exercisable and shall automatically expire on the earlier of (a) the date the Option would have expired had the Optionee continued in such service and (b) one (1) year after such death. Any such Option may be exercised by the personal representative of the deceased Optionee’s estate or by the person or persons to whom his rights under such Option have passed either by will or by the laws of descent and distribution. Any such Option is exercisable in the same manner and subject to the same conditions (other than the expiration date) which would have applied if the Optionee had exercised such Option before he died.

Section 6.05. Incapacity. Unless the Board of Directors shall determine otherwise, in the event that an Optionee is adjudged to be mentally incompetent while in the continuous service of Company or during a period of permanent and total disability which commenced while in such service, the Optionee’s guardian, conservator or legal representative shall have the right to exercise on behalf of the Optionee any Options granted to the Optionee.

Section 6.06. Termination of Service. Unless the Board of Directors shall determine otherwise, in the event that an Optionee’s service with the Company terminates for any reason other than the death or disability of such Optionee, all Options held by such Optionee shall automatically expire on the earlier of (a) the date the Option would have expired had the Optionee continued in such service and (b) one hundred and eighty (180) days after the date that such Optionee’s service ceases.

Section 6.07. Transfer of Options. Except to the extent that an Option may be transferred by will or by the laws of descent and distribution as provided for in Section 6.04, no Option granted under this Plan shall be sold, assigned, transferred, conveyed, pledged or otherwise disposed of by the Optionee or by any other person having or claiming to have any rights thereto or therein, and no Option shall be subject to bankruptcy proceedings, claims of creditors, attachment, garnishment, execution, levy or other legal process against the Optionee or any such other person or their property.

ARTICLE 7

ADJUSTMENTS UPON RECAPITALIZATIONS AND OTHER CORPORATE EVENTS

Section 7.01. Recapitalizations. In the event of any stock split, reverse stock split, stock dividend or other subdivision or combination of the Stock or other securities of the Company, the following shall be adjusted proportionately:

(a) the number of shares of Stock (or number and kind of other securities or property) with respect to which Options may thereafter be granted, including the aggregate and individual limits specified in Section 5.02.

(b) the number of shares of Stock or such other securities (or number and kind of other securities or property) subject to outstanding Options; and

(c) the grant, purchase or exercise price with respect to any Option; provided, however, that the number of shares subject to any Option shall always be a whole number.

Section 7.02. Other Corporate Events. In the event of any merger, consolidation, , split-up, spin-off, combination or exchange of shares, or other recapitalization or change in capitalization or other similar corporate transaction or event that affects the Stock or other securities of the Company (other than any corporate event described in Section 7.01 or Section 7.03) and the Board of Directors determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Board of Directors shall, in such manner as it may deem equitable and consistent with Section 409A or other applicable law, adjust any or all of:

(a) the number of shares of Stock (or number and kind of other securities or property) with respect to which Options may thereafter be granted, including the limit specified in Section 5.02.

(b) the number of shares of Stock or such other securities (or number and kind of other securities or property) subject to outstanding Options; and

(c) the grant, purchase or exercise price with respect to any Option; or, if deemed appropriate, make provision for a cash payment to an Optionee; provided, however, that the number of shares subject to any Option shall always be a whole number.

Section 7.03. Termination Upon Liquidation. A liquidation or dissolution of the Company shall cause all Options, to the extent not previously exercised, to terminate, unless the plan or agreement of liquidation or dissolution provides otherwise.

ARTICLE 8

MISCELLANEOUS

Section 8.01. Amendment and Termination of This Plan and Any Options. (a) This Plan shall terminate no later than January 1, 2011. Notwithstanding the immediately preceding sentence, the Company reserves the right, by action of its Board of Directors, to change, amend, modify or terminate this Plan (or any portion thereof) including without limitation the amount of Options to be granted to Outside Directors under this Plan at any time; provided that no such change, amendment, modification or termination shall be made without stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory status or requirement (including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act) for which or with which the Board of Directors deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Board of Directors may amend this Plan in such manner as may be necessary so as to have this Plan conform with local rules and regulations in any jurisdiction outside the United States. Neither the termination of this Plan (or any portion thereof) nor any change, amendment or modification shall have the effect of changing, amending, modifying or terminating in any way any Option which has been granted under this Plan prior to the effective date of any such change, amendment, modification or termination of this Plan. Notwithstanding the foregoing or any provision of the Plan to the contrary, the Board of Directors may at any time (without the consent of any Optionee) modify or amend the provisions of this Plan or an Option to the extent necessary to conform the provisions of the Plan or an Option with Section 409A an exception thereto, regardless of whether such modification, amendment or termination of the Plan or an Option shall adversely affect the rights of an Optionee.

(b) Subject to the terms of this Plan and applicable law, the Board of Directors may waive any conditions or rights under or change, amend, modify or terminate any Option theretofore granted, prospectively or retroactively.

(c) The Board shall not amend this Plan to increase the maximum shares authorized by Section 5.02 without stockholder approval, other than as set forth in Article 7.

Section 8.02. Compliance With Securities Laws. Options shall not be granted, and shares of Stock shall not be issued, unless in the discretion of the Board of Directors all such grants and issuances shall comply with all relevant provisions of federal and state laws, including the Securities Act, the Exchange Act and the requirements of any interdealer quotation system or stock exchange upon which the Stock may then be quoted or listed. The Company may require Optionees to deliver representations, agreements and other documents at the time of exercise of Options, necessary to comply with any such laws, regulations and other requirements.

Section 8.03. Legends. In the event the offer and sale of the Stock issued pursuant to this Plan has not been registered under the Securities Act, a legend shall be placed on any certificates representing such Stock stating that such shares have not been so registered and that the resale thereof is restricted.

Section 8.04. No Contract Intended. Nothing in this Plan or in any Option granted pursuant to this Plan shall confer upon any Outside Director any right to continue in the service of the Company or interfere in any way with the right of the Company to terminate such Outside Director’s service at any time.

Section 8.05. Non-exclusivity. Nothing contained in this Plan or in an Option shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 8.06. Severability. If any provision of this Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Option, or would disqualify this Plan or any Option under any law deemed applicable by the Board of Directors, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board of Directors, materially altering the intent of this Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of this Plan and any such Option shall remain in full force and effect.

Section 8.07. No Trust; Unsecured Status. Neither this Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and an Optionee or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company.

Section 8.08. No Fractional Shares. No fractional shares shall be issued or delivered pursuant to this Plan or any Option, and the Board of Directors shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

Section 8.09. Section 409A. Notwithstanding any provision of the Plan to the contrary, it is intended that Options shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Option does not constitute a deferral of compensation under Section 409A, and the provisions of the Plan and any applicable Option shall be administered, interpreted and construed accordingly (or disregarded to the extent such provision cannot be so administered, interpreted or construed). Accordingly, any such Option may be granted only to eligible persons of the Company and its subsidiaries or other entities in which the Company has a controlling interest. In determining whether the Company has a controlling interest, the rules of Treas. Reg. § 1.414(c)-2(b)(2)(i) shall apply; provided, however, that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§ 1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests. Notwithstanding any provision of the Plan to the contrary, in no event shall the Stock Option Administrator or the Company (or its employees, officers or directors or Affiliates) have any liability to any Optionee (or any other person) due to the failure of an Option to satisfy the requirements of Section 409A.

Section 8.10. Headings Not Controlling. The titles to articles and the headings of sections in this Plan are placed herein for convenience of reference only and, in the case of any conflict, the text of this Plan rather than such titles or headings shall control.

Section 8.11. Effective Date. This Plan was originally effective as of January 1, 2001, subject to its approval by the stockholders of the Company. The Plan as herein amended and restated shall be effective as of December 7, 2007.